UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 5, 2004

ISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31255	33-0511729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15279 Alton Parkway, Suite 100, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 788-6000

Item 5. – Other Events and Regulation FD Disclosure

On August 5, 2004, the Registrant entered into a Placement Agency Agreement with Banc of America Securities LLC, Thomas Weisel Partners LLC, Lazard Frères & Co. LLC and C.E. Unterberg, Towbin LLC in connection with an offering of a minimum of 1,250,000 shares and a maximum of 2,500,000 shares of the Registrant’s common stock at an offering price of $8.50 per share. The common stock will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, in connection with a shelf takedown from the Registrant’s Registration Statement on Form S-3 (333-114815), as amended, which became effective on May 18, 2004.

The form of Placement Agency Agreement with respect to the above referenced offering is attached hereto as Exhibit 1.1. Attached hereto as Exhibit 5.1 is the Opinion of Stradling Yocca Carlson & Rauth, a professional corporation, relating to the shares to be issued in the offering. The form of Purchase Agreement to be entered into with each investor is attached hereto as Exhibit 10.1.

On August 6, 2004, the Registrant issued a press release announcing the above referenced offering of its shares of common stock. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in such press release of a reference to Registrant’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report on Form 8-K. The information available at Registrant’s Internet address is not part of this Current Report on Form 8-K or any other report filed by Registrant with the U.S. Securities and Exchange Commission.

Any statements contained in this Form 8-K that refer to future events or other non-historical matters are forward-looking statements. The Registrant disclaims any intent or obligation to update any forward-looking statements. Such statements are based on the Registrant’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ from current expectations include, among others, risks and uncertainties as detailed from time to time in the Registrant’s public filings with the U.S. Securities and Exchange Commission, including but not limited to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2004 and June 30, 2004, respectively.

Item 7. – Financial Statements and Exhibits

        (c)    Exhibits.

Exhibit Number	Description
1.1	Form of Placement Agency Agreement, dated August 5, 2004, by and among ISTA Pharmaceuticals, Inc., Banc of America Securities LLC, Thomas Weisel Partners LLC, Lazard Frères & Co. LLC and C.E. Unterberg, Towbin LLC.

5.1	Opinion of Stradling Yocca Carlson & Rauth, a professional corporation.

10.1	Form of Purchase Agreement between ISTA Pharmaceuticals, Inc. and each investor.

23.1	Consent of Stradling Yocca Carlson & Rauth (reference is made to Exhibit 5.1).

99.1	Press Release, dated August 6, 2004.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISTA PHARMACEUTICALS, INC.

August 6, 2004	By:	/s/ VICENTE ANIDO, JR. PH. D.
Vicente Anido, Jr., Ph.D. President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Form of Placement Agency Agreement, dated August 5, 2004, by and among ISTA Pharmaceuticals, Inc., Banc of America Securities LLC, Thomas Weisel Partners LLC, Lazard Frères & Co. LLC and C.E. Unterberg, Towbin LLC.

5.1	Opinion of Stradling Yocca Carlson & Rauth, a professional corporation.

10.1	Form of Purchase Agreement between ISTA Pharmaceuticals, Inc. and each investor.

23.1	Consent of Stradling Yocca Carlson & Rauth (reference is made to Exhibit 5.1)

99.1	Press Release, dated August 6, 2004.